                                                                     EX-4.5



                                     CONSENT


                                                          April 10, 1997



                  Reference is hereby made to the Credit Agreement, dated as of June 9, 1995, among Harrah's Entertainment, Inc. ("Parent"), Harrah's Operating Company, Inc. (the "Company"), Marina Associates ("Marina"), the lenders from time to time party thereto (the "Banks"), Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, Wells Fargo Bank, N.A., The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank, N.A. (South), Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents (the "Agents"), and Bankers Trust Company, as Administrative Agent (the "Administrative Agent") (as amended, modified or supplemented from time to time, the "364-Day Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings provided in the 364-Day Credit Agreement.

                  Pursuant to Section 2.04(a) of the 364-Day Credit Agreement, the Company has submitted to the Administrative Agent the attached written request (and accompanied officer's certificate) to extend the Final Maturity Date of the 364-Day Credit Agreement to May 27, 1998. In connection therewith, each of the undersigned Banks hereby agrees to extend its Maturity Date (and the Final Maturity Date) to May 27, 1998.

                  This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Parent and the Administrative Agent.

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered.


                                            HARRAH'S ENTERTAINMENT, INC.

                                            By /s/Charles L. Atwood
                                               -------------------------
                                              Title: Vice President

                                            HARRAH'S OPERATING COMPANY, INC.

                                            By /s/Charles L. Atwood
                                               --------------------------
                                              Title: Vice President


                                            MARINA ASSOCIATES

                                            By: HARRAH'S ATLANTIC CITY, INC.,
                                                  a general partner

                                            By /s/Stephen H. Brammell
                                               --------------------------
                                              Title:  Assistant Secretary


                                            By: HARRAH'S NEW JERSEY, INC.,
                                                  a general partner

                                            By /s/Stephen H. Brammell
                                               --------------------------
                                              Title:  Assistant Secretary


                                            BANKERS TRUST COMPANY,
                                              Individually and as
                                              Administrative Agent
                                              and as an Agent

                                            By /s/Mary Kay Coyle
                                               --------------------------
                                              Title:


                                            THE BANK OF NEW YORK,
                                              Individually and as an
                                              Agent

                                            By /s/Gregory L. Batson
                                               --------------------------
                                              Title: Vice President

                                            CIBC INC., Individually and
                                              as an Agent

                                            By /s/Paul J. Chakmak
                                               --------------------------
                                              Title:  Managing Director, CIBC
                                                      Wood Gundy Securities
                                                      Corp., AS AGENT


                                            CREDIT LYONNAIS, ATLANTA AGENCY,
                                              Individually and as an Agent

                                            By /s/David M. Cawrse
                                               --------------------------
                                              Title:  First Vice President
                                                      & Manager


                                            CREDIT LYONNAIS CAYMAN ISLAND
                                              BRANCH

                                            By /s/David M. Cawrse
                                               --------------------------
                                              Title:  Authorized Signature


                                            WELLS FARGO BANK, N.A.,
                                              Individually and as Agent

                                            By /s/Maureen Klippenstein
                                               --------------------------
                                              Title:  V.P.


                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                              LIMITED, NEW YORK BRANCH,
                                              Individually and as an Agent

                                            By /s/John J. Sullivan
                                               --------------------------
                                              Title:  Joint General Manager

                                            NATIONSBANK, N.A. (SOUTH),
                                              Individually and as an Agent,

                                            By /s/Kimberly R. Dupuy
                                               --------------------------
                                              Title: Vice President


                                            SOCIETE GENERALE, Individually and
                                              as an Agent

                                            By /s/J. Blaine Shaum
                                               ------------------------------
                                              Title: Regional Manager


                                            THE SUMITOMO BANK, LIMITED,
                                              ATLANTA AGENCY, Individually
                                              and as an Agent

                                            By /s/Masayuki Fukushima
                                               --------------------------
                                              Title:  Joint General Manager


                                            BANK OF AMERICA NATIONAL TRUST
                                              AND SAVING ASSOCIATION

                                            By  /s/Scott Faber
                                                --------------------------
                                              Title: Vice President


                                            THE BANK OF NOVA SCOTIA

                                            By /s/A. S. Norsworthy
                                               --------------------------
                                              Title: Sr. Team Leader-
                                                     Loan Operations

                                            GIROCREDIT BANK A.G. DER
                                              SPARKASSEN, GRAND CAYMAN
                                              ISLAND BRANCH

                                            By  /s/John Redding
                                                --------------------------
                                              Title:

                                            By /s/Richard Stone
                                               --------------------------
                                              Title:


                                            THE TOKAI BANK, LIMITED,
                                              NEW YORK BRANCH

                                            By /s/Stuart M. Schulman
                                               --------------------------
                                              Title:  Deputy General Manager


                                            THE BOATMEN'S NATIONAL BANK
                                              OF ST. LOUIS

                                            By /s/Kimberly R. Dupuy
                                               --------------------------
                                              Title:  VP


                                            FIRST AMERICAN NATIONAL BANK

                                            By /s/Elizabeth H. Vaughn
                                               --------------------------
                                              Title:  Senior Vice President


                                            FIRST TENNESSEE BANK NATIONAL
                                              ASSOCIATION

                                            By /s/James G. Moore, Jr.
                                               --------------------------
                                              Title: Vice President

                                            THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED

                                            By  /s/Kazuo Iida
                                                --------------------------
                                              Title: General Manager


                                            PNC BANK, NATIONAL ASSOCIATION
                                              (success by merger to Midlantic
                                              Bank, N.A.)

                                            By /s/Denise D. Killen
                                               --------------------------
                                              Title: Vice President


                                            THE SANWA BANK, LIMITED,
                                              ATLANTA AGENCY

                                            By /s/Dennis S. Losin
                                               --------------------------
                                              Title: Vice President


                                            UNITED STATES NATIONAL BANK
                                              OF OREGON

                                            By /s/Dale Parshall
                                               --------------------------
                                              Title: Assistant Vice
                                                     President


                                            DEPOSIT GUARANTY NATIONAL BANK

                                            By /s/Larry C. Ratzlaff
                                               --------------------------
                                              Title:  Senior Vice President


                                            THE MITSUBISHI TRUST & BANKING
                                              CORP.

                                            By /s/Patricia Lorete DeMola
                                               --------------------------
                                              Title:  Senior Vice President

                                            WESTDEUTSCHE LANDESBANK
                                              GIROZENTRALE, NEW YORK BRANCH

                                            By  /s/Ralph White
                                                --------------------------
                                              Title: Vice President

                                            By  /s/James Vineau
                                                --------------------------
                                              Title: Senior Analyst


                                            ABN AMRO BANK N.V., SAN FRANCISCO
                                              BRANCH

                                            By /s/Jan-Paul Kranendonk
                                               --------------------------
                                              Title: Vice President

                                            By /s/Joseph M. Vitale
                                               --------------------------
                                              Title: Portfolio Officer


                                            SUNTRUST BANK, NASHVILLE, N.A.

                                            By /s/Renee D. Drake
                                               --------------------------
                                              Title: Vice President

                                            FIRST NATIONAL BANK OF COMMERCE

                                            By /s/Louis Ballero
                                               --------------------------
                                              Title: Sr. Vice President


                                            FLEET BANK N.A.

                                            By /s/John Cullinan
                                               --------------------------
                                              Title:  SVP